UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 31, 2025

UPBOUND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38047 (Commission File Number)	45-0491516 (IRS Employer Identification No.)
5501 Headquarters Drive Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)

(972) 801-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	UPBD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth     ☐

company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 31, 2025 (the “Closing Date”), Upbound Group, Inc. (the “Company”) completed its acquisition (the “Acquisition”) of Bridge IT, Inc., a Delaware corporation (“Brigit”), pursuant to the previously announced Agreement and Plan of Merger, dated December 12, 2024 (the “Merger Agreement”), by and among the Company, Fortuna Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Brigit, and Shareholder Representative Services, LLC, solely in its capacity as the representative, agent and attorney-in-fact of the securityholders of Brigit (“Representative”).

Pursuant to the Merger Agreement, the Company issued to the securityholders of Brigit (the “Brigit Securityholders”) an aggregate of approximately 2.69 million shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) (the “Closing Stock Consideration”), and aggregate closing cash consideration equal to approximately $278.67 million (such cash consideration, the “Closing Cash Consideration”, and together with the Closing Stock Consideration, the “Closing Consideration”). The Closing Cash Consideration is subject to post-closing working capital adjustments. In addition, the Company will pay the Brigit Securityholders $75,000,000 in deferred consideration, payable in multiple installments, $37,500,000 of which will be payable 30 days following the first anniversary of the Closing Date and the remainder of which will be payable no later than 30 days following the second anniversary of the Closing Date. The payment of the deferred consideration is subject to acceleration if certain acceleration events specified in the Merger Agreement occur prior to the payment of the deferred consideration. The Brigit Securityholders may also receive up to $60,000,000 in earnout payments based on the achievement of certain financial performance metrics for the Brigit business in 2026. The earnout payments are subject to acceleration if certain acceleration events specified in the Merger Agreement occur prior to the final calculation and payment of the earnout payments.

The portion of Closing Stock Consideration issued to Zuben Mathews, Chief Executive Officer and Co-Founder of Brigit and Hamel Kothari, Chief Technology Officer and Co-Founder of Brigit, and certain of their respective affiliates (collectively, the “Co-Founders”) is subject to vesting and other limitations set forth in a restricted stock agreement entered into with each such Co-Founder, with 10% of the Closing Stock Consideration issued to such Co-Founder vesting six months after the Closing Date, 55% of such Closing Stock Consideration vesting one year after the Closing Date and 100% of such Closing Stock Consideration vesting two years after the Closing Date.

Pursuant to the Merger Agreement, the shares of Common Stock issued in connection with the Acquisition were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), by reason of Section 4(a)(2) and Regulation D thereof. Contemporaneously with the closing of the Acquisition, the Company and certain of the Brigit Securityholders entered into a Registration Rights Agreement, dated January 31, 2025 (the “Registration Rights Agreement”), pursuant to which the Company has granted the Brigit Securityholders party thereto certain shelf registration rights whereby the Company will register resales of the shares of Common Stock issued in connection with the Acquisition to the extent that such shares are not able to then be sold without restriction under Rule 144 promulgated under the Securities Act.

The foregoing descriptions of the Merger Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 12, 2024, and of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information reported above under Item 2.01 of this Current Report on Form 8-K regarding the Closing Stock Consideration is incorporated herein by reference.

The Closing Stock Consideration was issued pursuant to exemptions from registration under the Securities Act by reason of Section 4(a)(2) and Regulation D thereof.

Item 7.01. Regulation FD Disclosure.

On January 31, 2025, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) to be filed with this Current Report on Form 8-K will be filed by amendments to this Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) to be filed with this Current Report on Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 12, 2024, by and among Upbound Group, Inc., Fortuna Merger Sub, Inc., Bridge IT, Inc. and Shareholder Representative Services LLC, solely in its capacity as the Representative (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 12, 2024).*
10.1	Registration Rights Agreement, dated as of January 31, 2025, by and among Upbound Group, Inc. and the Brigit Securityholders party thereto.
99.1	Press Release, dated as of January 31, 2025.
104	Cover page information from Upbound Group, Inc.’s Form 8-K filed on January 31, 2025, formatted in iXBRL (Inline Extensible Business Reporting Language) and included as Exhibit 101.

* In accordance with Item 601(a)(5) of Regulation S-K certain schedules and exhibits have not been filed. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K and the associated press release contain forward-looking statements that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “could,” “estimate,” “predict,” “continue,” “should,” “anticipate,” “believe,” or “confident,” or the negative thereof or variations thereon or similar terminology and include, among others, statements concerning (a) the anticipated benefits and synergies of the transaction with Brigit, (b) the anticipated impact of the transaction on the combined company’s business and future financial and operating results, and (c) our goals, plans and projections with respect to our operations, financial position and business strategy. However, there can be no assurance that such expectations will occur. The Company’s actual future performance could differ materially and adversely from such statements. Factors that could cause or contribute to such material and adverse differences include, but are not limited to: (1) risks relating to the transaction, including (i) the failure of the transaction to deliver the estimated value and benefits expected by the Company, (ii) the impact of the additional debt on the Company’s leverage ratio, interest expense and other business and financial impacts and restrictions, (iii) the incurrence of unexpected future costs, liabilities or obligations as a result of the transaction, (iv) the effect of the transaction on the ability of the Company to retain and hire necessary personnel and maintain relationships with material commercial counterparties, consumers and others with whom the Company and Brigit do business, (v) the ability of the Company to successfully integrate Brigit’s operations over time, (vi) the ability of the Company to successfully implement its plans, forecasts and other expectations with respect to Brigit’s business and (vii) other risks and uncertainties inherent in a transaction of this size and nature, (2) the general strength of the economy and other economic conditions affecting consumer preferences, demand, payment behaviors and spending; (3) factors affecting the disposable income available to the Company’s and Brigit’s current and potential customers; (4) the appeal of the Company’s and Brigit’s offerings to consumers; (5) the Company’s and Brigit’s ability to protect their proprietary intellectual property; (6) the impact of the competitive environment in the Company’s and Brigit’s industries; (7) the Company’s and Brigit’s ability to identify and successfully market products and services that appeal to their current and future targeted customer segments; (8) consumer preferences and perceptions of the Company’s and Brigit’s brands; (9) the Company’s and Brigit’s compliance with applicable laws and regulations and the impact of active enforcement of those laws and regulations, including any changes with respect thereto or attempts to recharacterize their offerings as credit sales, (10) information technology and data security costs; (11) the impact of any breaches in data security or other disturbances to the Company’s or Brigit’s information technology and other networks and the Company’s and Brigit’s ability to protect the integrity and security of individually identifiable data of its customers and employees; and (12) the other risks detailed from time to time in the Company’s SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2023 and in its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date:	February 5, 2025	By	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary

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